UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

HOLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Campus Drive, Marlborough, MA		01752
(Address of principal executive offices)		(Zip Code)

(508) 263-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On January 31, 2017, Hologic, Inc. (the “Company”) completed the transactions contemplated by the Asset Purchase Agreement, dated as of December 14, 2016 (the “Purchase Agreement”), by and among the Company, Grifols Diagnostic Solutions Inc., a Delaware corporation (“Buyer”), and Grifols, S.A., a company (sociedad anónima) organized under the laws of Spain (“Grifols”). The terms of the transactions are more fully described in Item 1.01 of the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 15, 2016, which is incorporated by reference into this Current Report on Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement

On January 31, 2017, in connection with the transactions contemplated by the Purchase Agreement, the Company, Gen-Probe Incorporated and Buyer entered into an Intellectual Property License (the “License”) pursuant to which the Company granted to Buyer (a) an exclusive, worldwide, fully paid-up, royalty-free, perpetual license to use certain intellectual property in the donor screening field, (b) a co-exclusive, worldwide, fully paid-up, royalty-free, perpetual license to use certain intellectual property in the transplantation field and (c) a non-exclusive, worldwide, fully paid-up, royalty-free, transitional license to use certain trademarks in the donor screening and transplantation fields. In addition, each of the Company and Buyer granted the other party a non-exclusive, worldwide, fully paid-up, royalty-free, perpetual license to improvements made by the granting party to the licensed intellectual property for use in (i) the donor screening and transplantation fields in the case of Buyer and (ii) the molecular detection and transplantation fields in the case of the Company.

The Company has the right to terminate the License in the event Buyer is subject to certain bankruptcy type of events. In addition, the Company has the right to terminate the License in the event that Buyer knowingly and intentionally exploits the licensed intellectual property in the molecular detection field, subject to a 120-day cure period and receipt of an order or judgment of a court of competent jurisdiction holding that Buyer did knowingly and intentionally exploit the licensed intellectual property.

The foregoing description of the License does not purport to be complete and is qualified in its entirety by reference to the full text of the License, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement

On January 31, 2017, in connection with the transactions contemplated by the Purchase Agreement, the parties terminated that certain Restated Agreement, dated as of July 24, 2009, by and between Gen-Probe Incorporated and Buyer (as assignee of Novartis Vaccines and Diagnostics, Inc.) (as amended, the “Existing Collaboration Agreement”), pursuant to which the Company and Grifols were jointly engaged in the development, manufacture, commercialization, marketing and sale of certain blood screening products.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On January 31, 2017, the Company completed its sale to Buyer of substantially all of the Company’s assets used in connection with the business of the development and manufacture of products in connection with nucleic acid probe-based testing in human blood, plasma, other blood products, human cells, organs or tissue intended for or associated with transfusion or transplantation (the “Business”) and Buyer assumed substantially all of the liabilities of the Business (the “Disposition”) pursuant to the Purchase Agreement.

The aggregate consideration received by the Company in the Disposition was $1.85 billion in cash, subject to certain adjustments for inventory as set forth in the Purchase Agreement.

In connection with the Disposition, the Company entered into certain ancillary agreements, including (i) a Collaboration Agreement, which provides for a framework under which the Company will perform services for Grifols pursuant to statements of work in order to develop new technology and improvements to existing technology relating to the Business and to permit Grifols to obtain information regarding, and the right to use, such technology, in each case upon the terms and subject to the conditions set forth in the Collaboration Agreement and in the applicable statements of work; (ii) a Supply Agreement, which provides for, among other things, the Company’s sale to Grifols of certain products used in the Business; and (iii) a Transition Services Agreement, pursuant to which the Company and Buyer will provide each other certain transition services to facilitate the separation of the Business from the businesses being retained by the Company.

To the extent required by Item 2.01 of Form 8-K, the information relating to the consummation of the transactions contained or incorporated elsewhere in this report is incorporated by reference herein.

Item 7.01.	Regulation FD

On January 31, 2017, the Company issued a press release announcing the consummation of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Disposition is attached as Exhibit 99.2 hereto and is incorporated by reference herein:

(i)    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 24, 2016.

(ii)    Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended September 24, 2016.

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 14, 2016, by and among Hologic, Inc., Grifols Diagnostic Solutions Inc. and Grifols, S.A. (incorporated by reference to Exhibit 2.1 to Hologic, Inc.’s Current Report on Form 8-K filed on December 15, 2016).

10.1	Intellectual Property License, dated as of January 31, 2017, by and among Hologic, Inc., Gen-Probe Incorporated and Grifols Diagnostic Solutions Inc.

99.1	Press Release issued by Hologic, Inc. on January 31, 2017.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLOGIC, INC.

Date: February 2, 2017	By:	/s/ John M. Griffin
	Name:	John M. Griffin
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of December 14, 2016, by and among Hologic, Inc., Grifols Diagnostic Solutions Inc. and Grifols, S.A. (incorporated by reference to Exhibit 2.1 to Hologic, Inc.’s Current Report on Form 8-K filed on December 15, 2016).

10.1	Intellectual Property License, dated as of January 31, 2017, by and among Hologic, Inc., Gen-Probe Incorporated and Grifols Diagnostic Solutions Inc.

99.1	Press Release issued by Hologic, Inc. on January 31, 2017.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.